UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): November 9, 2023
COMMISSION FILE NUMBER: 000-16509
CITIZENS, INC.
(Exact name of registrant as specified in its charter)

Colorado	84-0755371
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)
11815 Alterra Pkwy, Suite 1500, Austin, TX 78758
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number: (512) 837-7100
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Class A Common Stock	CIA	New York Stock Exchange
(Title of each class)	(Trading Symbol)	(Name of each exchange on which registered)
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter). ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 9, 2023, the Board of Directors (the “Board”) of Citizens, Inc. (“Citizens” or the “Company”) approved an amendment (the “Amendment”) to the Executive Employment Agreement (the “Employment Agreement”), by and between the Company and Gerald W. Shields, who has served as the Company’s Chief Executive Officer since January 1, 2022. The Initial Term of the Employment Agreement was set to expire on December 31, 2023, but the term was extended to June 30, 2024 pursuant to the terms of the Amendment. The Board is engaged in a search to find a successor Chief Executive Officer and thus approved the Amendment in order to allow the Board to complete its search and facilitate a smooth transition from Mr. Shields to the new Chief Executive Officer.

The Amendment, which is effective January 1, 2024, extends the term of the Employment Agreement to June 30, 2024 (the “Extended Term”) and provides for the following compensation during the Extended Term:

Base Salary. Total base salary of $400,000 for the 6-month period.

Incentive-Based Compensation. In addition to the Base Salary, during the Extended Term, the Executive shall be eligible to earn the following:

(i)a cash bonus in an amount up to $300,000 (“Annual Bonus”); and
(ii)a grant of restricted stock units ("RSUs") in an amount up to $125,000 (“Equity Incentive”), both to be earned based on the degree to which the pay-for-performance goals established by the Board for the 2024 fiscal year have been satisfied. Any Annual Bonus earned shall be paid and Equity Incentive earned shall be granted no later than March 31, 2025, notwithstanding the termination of the Extended Term and Executive’s employment with the Company.

RSUs. The Amendment provides that all unvested RSUs granted during the Initial Term shall automatically vest at the end of the Extended Term. Any RSUs granted pursuant to the above Equity Incentive shall automatically vest on March 31, 2025.

All other terms of the Employment Agreement remain in full force and effect.

The foregoing description is not a complete description of the Amendment and is qualified in its entirety by reference to the full text of the Amendment, a copy of which is attached hereto as Exhibit 10.1 and incorporated by reference in this Item 5.02.

Item 9.01     Financial Statements and Exhibits

(d)     Exhibits

10.1    Amendment, dated November 9, 2023, to Executive Employment Agreement by and between Citizens, Inc. and Gerald W. Shields.

104    Inline XBRL for the cover page of this Current Report on Form 8-K

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CITIZENS, INC.

By:	/s/ Sheryl Kinlaw
Vice President and Chief Legal Officer
Date: November 15, 2023